Exhibit 99.2

Q1 2015 Investor Presentation Nasdaq: BDCV www.BDCV.com BDCA Venture, Inc.

Disclaimer 2 BDCA Venture, Inc. (“BDCA Venture”), a Maryland corporation, is a closed-end fund that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BDCA Venture Adviser, LLC is an SEC registered investment adviser and acts as the investment adviser to, and receives base management and/or incentive fees from, BDCA Venture. This presentation is a general communication of BDCA Venture and is not intended to be a solicitation to purchase or sell any security. This presentation may contain certain forward-looking statements, including statements with regard to the future performance of BDCA Venture. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results to differ materially are included in BDCA Venture’s Form 10-K and Form 10-Q, and other SEC filings, and include uncertainties of economic, competitive, and market conditions, and future business decisions all of which are difficult or impossible to predict accurately, and many of which are beyond the control of BDCA Venture. Although BDCA Venture believes that the assumptions underlying the forward-looking statements included herein are reasonable, any of the assumptions could be inaccurate and therefore there can be no assurance that the forward-looking statements included herein will prove to be accurate. Except as required by the federal securities laws, BDCA Venture undertakes no obligation to revise or update this presentation (including the slides presented) or any forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

About BDCA Venture (Nasdaq: BDCV) 3 Industries Technology Healthcare Life sciences Energy Investment criteria Above-average growth Early, later or growth stages of development (preferably VC- or PE-backed) Lower middle market and publicly traded Transaction types Secured and unsecured debt Founder/management stock loans Equity Cash and cash equivalents Marketable securities2 Pre-IPO equity and equity-related Growth company debt Other assets3 Total assets $22.1 million1 33% $1.4 2% $43.9 64% $0 0% $0.9 1% $68.3 100% Transition to Debt Investments Over Time As existing equity positions are harvested after IPO or sale, net proceeds after payment of capital gains distribution will be redeployed to debt investments. As the portfolio is transitioned to debt investments, we expect to generate current income and for current income to comprise a source of return for stockholders over time. However, there is no guarantee that current income will exceed annual operation expenses and that we will be able to pay distributions representing earnings from net investment income. As the new investment objective is employed and the portion of the portfolio consisting of debt investments grows over time, leverage may be utilized to enhance stockholder returns. 1 Represents $2.26 share. 2 Represents the market value of Tremor Video, our only publicly traded security. 3 Includes funds held in escrow from sale of Xtime investment ($0.6 million), prepaid and other assets ($74, 000) and amounts due from investment adviser ($0.2 million). 2015 Distributions and Stock Repurchase Program 1 2015 declared regular distributions $0.15 Q1 Q2 Q3 Q4 2 Stock repurchase plan $5 MM stock repurchase plan $666 K of stock repurchased (as of 3/31/15)

Financials 4 Financial Date (Unless otherwise noted, all data is as of March 31, 2015) BDCV Stock Price/NAV as of each Quarter-End Net assets (millions) Shares outstanding NAV per share Closing price per share (as of 3/31/15) Market cap (millions) Price/NAV 52-week range Dividend yield (LTM) Q1 2015 divident (paid 4/29/15) $65.7 9,793,994 $6.71 $5.02 $49.2 75% $4.40 - $6.68 14.9% $0.15 $9.00 8.00 7.00 6.00 5.00 4.00 Q1 ‘12 Q2 ‘12 Q3 ‘12 Q4 ’11 Q1 ‘13 Q2 ‘13 Q3 ‘13 Q4 ’13 Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ’14 Q1 ’15 NAV 25% discount Stock Price Fees and Expenses Historical Distributions (per share) 1, 2 $0.13 $0.03 $0.49 $0.70 $0.15 3 $1.50 2011 2012 2013 2014 2015 Total (since inception) 1 All distributions in 2014, 2013 and 2012 were long-term capital gains. 2011 distributions were a return of capital. 2 As of March 31, 2015, the tax attributes of the 2015 distributions are 1% long term capital gains and 99% return of capital. Actual 2015 tax attributes will be determined based on year-end results. 3 The Q1 2015 distribution of $0.15 per share was paid on April 29, 2015. Base management fee 2% Incentive fee on capital gains 20% 20% x Cumulative realized gains – Cumulative realized losses – Unrealized depreciation – Previously paid incentive fees 20% x ($16.5 - $5.0 - $9.4) - $0.6 = $0 Dollars in millions As of March 31, 2015, no earned incentive fee with respect to the 2015 calendar year was due and payable to our adviser. For the year ended December 31, 2014, our adviser earned an incentive fee of $635,241 which was paid by us in Q1 2015.

Portfolio Company Dispositions and Returns

Current Equity Investments

agilyx, Harvest, SilkRoad technology, BrightSource, MBA Polymers, Suniva, Centrify, Metabolon, Tremor Video (NYSE: TRMR), deem, Mode Media, Zoosk

Exit Outlook

12
portfolio companies:
1 public, 11 private

0
companies likely to attempt an IPO in 2015

1 or 2
companies likely to attempt an IPO in 2016

Exited Equity Investments

Corsair, livescribe, solazyme (Nasdaq: SZYM), Kabam (play for real.), millennial media (NYSE: MM), TrueCar (Nasdaq: TRUE), LifeLock (NYSE: LOCK), NeoPhotonics (Innovation through Integration; NYSE: NPTN), Stoke, xtime

Disposition Metrics

10
complete dispositions (out of 22 portfolio companies)

2.1
weighted-average holding period (years)

$11.5 MM
net realized gains

1.4x
total return multiple[1]

16%
internal rate of return[1]

These returns represent historical results. Past performance is not a guarantee of future results.

[1] The weighted-average total return multiple is determined by dividing the aggregate net proceeds from the disposition of all disposed portfolio companies by the aggregate investment cost of all disposed portfolio companies. The weighted-average internal rate of return is the annualized rate of return on all disposed portfolio company investments which takes into account the amount and timing of the cash flows related to all disposed portfolio company investments (as a group).

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Portfolio Company Unrealized Appreciation (Depreciation) 6 Portfolio Company Unrealized Appreciation (Depreciation)1 As of March 31, 2015 Portfolio Company Cost Value Unrealized Appreciation (Depreciation) Metabolon, Inc. SilkRoad, Inc. Mode Media Corporation Deem, Inc. Zoosk, Inc. Centrify Corporation Harvest Power, Inc. MBA Polymers, Inc. Total – Unrealized Appreciation Suniva, Inc. BrightSource Energy, Inc. Tremor Video, Inc. Agilyx Corporation Total – Unrealized Depreciation Total Portfolio Company Investments $4,000,000 6,337,785 4,999,999 3,000,000 2,999,999 2,904,526 2,000,000 2,554,287 3,254,383 4,000,001 4,332,356 $43,383,335 $7,510,000 9,080,000 7,480,000 3,970,000 3,810,000 3,390,000 3,140,000 2,110,000 1,790,000 1,552,263 1,403,998 90,000 3,510,000 2,742,215 2,480,001 970,000 810,001 390,001 235,474 110,000 11,247,692 (764,287) (1,702,120) (2,596,003) (4,242,356) (9,304,766) 1,942,926 1 Includes only those portfolio company investments held as of March 31, 2015.

Experienced Investment Team

Name	Prior Experience	Years in Industry
 **Timothy J. Keating** CEO, Investment Committee	• Mr. Keating is the Chief Executive Officer of BDCA Venture, Inc. • Previously, he held senior management positions in the Equity and Equity Derivatives departments of Bear Stearns, Nomura and Kidder, Peabody in both London and New York. • He is a 1985 cum laude graduate of Harvard College with an A.B. in economics.	29
 **Peter M. Budko** Investment Committee	• Mr. Budko is a founding partner and Chief Investment Officer of AR Capital, LLC. Additionally, he serves as Chief Executive Officer of Business Development Corporation of America ("BDCA") and Business Development Corporation of America II ("BDCA II"), and their respective investment advisers. • Prior to the formation of ARC, Mr. Budko had senior management positions in the Structured Asset Finance Group at Wachovia and in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities). • He holds a B.A. in Physics from the University of North Carolina at Chapel Hill.	25
 **Robert K. Grunewald** Investment Committee	• Mr. Grunewald serves as Chief Executive Officer and President of BDCA Venture Adviser, LLC. Additionally, he serves as Chief Investment Officer of Business Development Corporation of America and its investment adviser. • Within the finance industry, Mr. Grunewald has participated as a lender, investment banker, M&A advisor, portfolio manager and hedge fund manager at institutions including NationsBank/Montgomery Securities and Wells Fargo Securities. • He is a 1984 graduate of the University of Notre Dame with a B.B.A in Accounting and Finance and holds an M.B.A from Georgia State University.	22
 **Kyle L. Rogers, CFA**	• Mr. Rogers is a Managing Director of BDCA Venture Adviser, LLC. • Previously, he was a Financial Analyst at Goldman Sachs in both New York and Chicago. • He is a CFA Charterholder and 1999 graduate of Dartmouth College with an A.B. in government and a minor in environmental studies.	15
 **Rexford A. Darko**	• Mr. Darko is a Managing Director of BDCA Venture Adviser, LLC. • Previously, he founded Griffen-Rose, a boutique equity research firm, was a Senior Analyst at Prospect Street Ventures, and founded Goldline Entertainment Services. • He is a 2002 Dean's List graduate of Columbia Business School with an M.B.A., a 1992 graduate of the University of London with an L.L.M. (Distinction and Merit in Environmental and Media Laws), and a 1988 graduate of King's College, London with an L.L.B and an A.K.C.	15

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Corporate Information 8 Board of Directors Independent Audit Firm Investor Relations Management Timothy J. Keating, Chairman Independent Laurence W. Berger Leslie D. Michelson J. Taylor Simonton Crowe Horwath, LLP 488 Madison Avenue, 3rd Floor New York, NY 10022 Kristin A. Brown kbrown@rcscapital.com (646) 558-1181 Legal Counsel Sutherland Asbill & Brennan LLP 700 Sixth Street, Suite 700 Washington, DC 20001 Transfer Agent DST Systems, Inc. 210 West 10th Street, 8th Floor Kansas City, MO 64105 (816) 435-1000 BDCV Corporate Office 5251 DTC Parkway Suite 1100 Greenwood Village, CO 80111 (70) 889-0139 Origination Office 600 Hansen Way Suite 200 Palo Alto, CA 94304 Securities Listing Nasdaq: BDCV